UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  July 19, 2012

WORTHINGTON ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-52590	20-1399613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

295 Highway 50, Suite 2, Lake Village Professional Building, Stateline, NV 89449
Mailing Address:  P.O. Box 1148, Zephyr Cove, NV 89448-1148
(Address of principal executive offices)

Registrant’s telephone number, including area code: (775) 588-5390

Copy of correspondence to:

Richard A. Friedman, Esq.
James M. Turner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Tel:  (212) 930-9700   Fax:  (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                      Other Events.

On July 19, 2012, Worthington Energy, Inc. (the “Company”) received a letter from La Jolla Cove Investors, Inc. (“La Jolla”), pursuant to which La Jolla notified the Company that it was withdrawing the letter issued to the Company, dated June 14, 2012.  The June 14, 2012 letter alleged that an event of default had occurred under the convertible debenture (“Convertible Debenture”) issued by the Company to La Jolla on April 30, 2012, that as a result of such event of default, La Jolla was accelerating the repayment of the Convertible Debenture and La Jolla had made a demand that the Company pay La Jolla $120,585.62.  A copy of the letter is filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

99.1           Letter, dated July 19, 2012, issued by La Jolla Cove Investors, Inc. to Worthington Energy, Inc.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WORTHINGTON ENERGY, INC.

Date: July 20, 2012	By: /s/ ANTHONY MASON Anthony Mason
Chief Executive Officer